Registration No. 333-68099
                                             Investment Company Act No. 811-9123

As filed with the Securities and Exchange Commission on September 30, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

Pre-Effective Amendment No.                                      [ ]
Post-Effective Amendment No.                                     [10]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

Amendment No.                                                    [13]

                             AMIDEX(TM) Funds, Inc.
         (Exact Name of Registrant as Specified in Declaration of Trust)

                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (610) 832-1096

                                Terence P. Smith
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[X]  immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

                                   PROSPECTUS

                            DATED SEPTEMBER 30, 2002

                           THE AMIDEX(TM) FUNDS, INC.

                                 555 North Lane
                                   Suite 6160
                             Conshohocken, PA 19428
                                 1-888-876-3566

                            AMIDEX35(TM) MUTUAL FUND

AMIDEX(TM) Funds, Inc. (the "Company") is an open-end investment management company currently consisting of two portfolios, the AMIDEX35(TM) Mutual Fund and the AMIDEX(TM) Cancer Innovations & Healthcare Mutual Fund.

The Fund offers No-Load shares by this Prospectus. This means that 100% of your investment is placed in shares of the Fund, and you are not subject to front or back-end sales charges. The Fund also offers other share classes that are subject to sales charges and loads and that have different ongoing fees and expenses. To obtain a prospectus containing information about the Fund's other share classes, please contact the Fund.

The minimum investment in the Fund is $500 for regular accounts and $500 for retirement accounts or custodial accounts for minors. The minimum subsequent investment is $250 for regular accounts and $250 for retirement accounts or custodial accounts for minors.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME

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TABLE OF CONTENTS

THE BASICS ABOUT THE FUND                                                      3

FEES AND EXPENSES                                                              5

ADDITIONAL INVESTMENT INFORMATION                                              8

THE FUND'S INVESTMENT ADVISER                                                 11

HOW TO BUY AND SELL SHARES                                                    11

DIVIDENDS AND DISTRIBUTIONS                                                   15

TAX CONSIDERATIONS                                                            15

GENERAL INFORMATION                                                           16

FOR MORE INFORMATION                                                          18

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THE BASICS ABOUT THE FUND

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THE FUND'S INVESTMENT OBJECTIVE IS: Long-term growth of capital.  Current income is not a significant investment consideration, and any such income realized will be considered incidental to the Fund's investment objective.

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THE FUND'S PRINCIPAL INVESTMENT STRATEGIES ARE:

- Investing at least 95% of the Fund's total assets in the common stock of companies listed on the AMIDEX35 Index (AMIDEX35 Fund).

- The AMIDEX35 Index tracks the performance of the 35 largest Israeli companies traded on the Tel Aviv Stock Exchange, NYSE or the NASDAQ. When the Index was first calculated on January 1, 1999, the companies in the Index ranged in size from approximately $300 million in market capitalization to $3 billion. As of September 30, 2002, Index companies ranged in size from $145 million to $9 billion.

- The Index name, rules, method of calculation, and proprietary data are owned by TransNations Investments, LLC ("TNI"). TNI developed the criteria and the rules of operation for the Index, and performed the initial calculations needed to create the Indices. TNI has entered into agreements with various companies to perform ongoing calculations and to publish the Indices. The Fund or its Adviser may, if necessary, select an alternative independent company to calculate, maintain or publish the Index in the future.

- Employing a "passive management" approach to investing the Fund's assets. This means that the Fund normally will invest in all of the companies in their respective Indices, in approximately the same percentages as those companies are represented in the Index. By replicating the composition of the Index, each Fund seeks also to replicate the performance of its related Index.

- The Fund may invest in foreign securities that are traded on a U.S. exchange, either directly or in the form of American Depository Receipts ("ADRs"). The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

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THE PRINCIPAL RISKS OF INVESTING IN THE FUND ARE:

- GENERAL RISK - As is the case with most investments, you may lose money by investing in the Fund. The Fund's share prices will fluctuate each day, depending on the changing value of the securities making up the Fund's portfolio. On any given day, your shares may be worth less than what you paid for them.

- STOCK RISK - The Fund invests in the stocks of companies included in the AMIDEX35 Index. A company's stock that is included in the Index may fall because of problems with the company or for no readily apparent reason. Further, the stock

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     market may suffer a general  decline  resulting  from changing  economic or political conditions, or from a lack of investor confidence. In the past, stocks and the stock market have recovered, but some stock market slumps have lasted for months and even years.

- DIVERSIFICATION RISK - The Fund is a "non-diversified" Fund because it primarily invests in the companies that are included in the AMIDEX35 Index. The AMIDEX35 Index is currently comprised of 35 companies, and some of these companies represent a large percentage of the Index. As of September 30, 2002, five companies each individually comprise more than 5% of the Index and together made up about 49% of the Index. Investing a larger percentage of the Fund's assets in a relatively small number of companies can be riskier than investing in a broader variety of securities because poor performance by an individual company held by the Fund will have a larger negative impact on the Fund due to the Fund's lack of diversification.

- INDEX RISK - The Fund invests almost exclusively in Index companies. Also, once the Fund invests in Index companies, it stays invested in those companies for as long as they remain in the Index. As a result, the Fund does not predict which stocks will outperform or under-perform, the market. If the Index stocks decrease in value, the Fund decreases in value. Also, some of the companies in the Index may not have a vigorous secondary trading market. As a result, the Fund could experience difficulties in timely buying or selling of these securities, which could have a negative impact on the Fund.

- PORTFOLIO TURNOVER RISK - The Index is adjusted to add or delete companies once per year. As companies leave and enter the Index, the Fund's portfolio will be adjusted to match the current Index composition. This practice can result in the realization of capital gains or losses and can have adverse tax consequences for you as an investor. Because the Fund will buy and sell securities as needed to maintain its correlation to the Index, portfolio turnover in the Fund may be substantial.

- SECTOR RISK - The AMIDEX35 Mutual Fund includes companies that are identified as Israeli companies, either because they trade on the Tel Aviv Stock Exchange, or they trade on U.S. Exchanges and meet Index rules for inclusion as Israeli companies. Investing in a single market sector is riskier that investing a variety of market sectors.

- FOREIGN SECURITIES RISK - Investments in foreign securities involve greater risks compared to domestic investments for the following reasons:

     a. Foreign companies are not subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies.

     b. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards.

     c. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders.

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     d.   Foreign  securities are often denominated in a currency other than the
          U.S. dollar. Accordingly, the Funds will be subject to the risks associated with fluctuations in currency values. Although the Funds will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the
          possibility  of  expropriation,   confiscation,   taxation,   currency
          blockage or political or social instability which could negatively affect the Fund.

     Because the AMIDEX35 Fund invests in securities of Israeli issuers, the Fund may be exposed to special risks and considerations. There may be less information concerning Israeli securities available to the public than in the U.S. There is also potential difficulty in obtaining or enforcing a court judgment, and unique characteristics of Israeli securities and markets may have a negative impact on the Fund. Any major hostilities involving Israel, or the interruption or curtailment of trade between Israel and its present trading partners, could have a negative impact on the Fund. Shares and dividends of Israeli companies are often New Israeli Shekel ("NIS") denominated. Changes in the relationship of the NIS to the dollar and other currencies could have a negative impact on the Fund. The government of Israel may change the way in which Israeli companies are taxed, or may impose taxes on foreign investment. Such actions could have an impact on the overall market for Israeli securities and on the Fund.

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HOW HAS THE FUND PERFORMED IN THE PAST?

     The Fund commenced offering its No-Load shares on June 8, 1999. Average annual total return from commencement of operations through May 31, 2002 was -13.62% and for one year ending May 31, 2002 was -48.57%. From the commencement of the funds operations from June 8, 1999 through May 31, 2002, the highest return for a quarter was 27.81% (quarter ending December 31, 2000) and lowest return for a quarter was -39.37% (quarter ending September 31, 2001). For more detailed performance information please read the Fund's Prospectus and audited annual report, dated May 31, 2002. You may receive a copy of the Fund's annual report, free of charge, by calling the Fund at 888-876-3566. A copy will be sent to you within three days of your request.

                                FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU INVEST IN THE FUNDS. SHAREHOLDER FEES ARE CHARGED DIRECTLY TO YOUR ACCOUNT. ANNUAL FUND OPERATING EXPENSES ARE DEDUCTED FROM FUND ASSETS AND ARE THEREFORE PAID INDIRECTLY BY YOU AND OTHER SHAREHOLDERS OF THE FUND.

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--------------------------------------------------------------------------------
SHAREHOLDER FEES:

(Fees paid directly from your investment)
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED                                        None

ON PURCHASES

(As a percentage of offering price)
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE                                              None

(LOAD)

(As a percentage of redemption proceeds)
--------------------------------------------------------------------------------
REDEMPTION FEES (1)                                                        2.00%
--------------------------------------------------------------------------------
EXCHANGE FEES                                                              None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES:
(Expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                            None
--------------------------------------------------------------------------------
SERVICE AND DISTRIBUTION (12B-1) FEES (2)                                  0.25%
--------------------------------------------------------------------------------
OTHER EXPENSES (3)                                                         2.72%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                       2.97%

(4)

--------------------------------------------------------------------------------

     1. You will be charged a redemption fee equal to 2.00% of the net amount of your redemption, if you redeem your shares less than 365 calendar days after you buy them. If this fee is imposed, it would raise the expenses of your shares. This fee is imposed only to discourage short-term trading of Fund shares. Such fees, when imposed, are

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          credited directly to the assets of the Fund to help defray the expense to the Fund of such short-term trading activities. These fees are never used to pay for distribution or sales fees.

     2. Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     3. An Operating Services Agreement between the fund and its previous Adviser had effectively capped expenses. The Operating Services Agreement has expired, and these figures are good-faith estimates of the fund's anticipated expenses.

     4. Due to the proportionately higher costs of maintaining small accounts, the Fund reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described herein, or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that, for purposes of this policy, accounts will be valued in September, and the $10 fee will be assessed on the second Friday of October of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COSTS OF INVESTING IN THE FUND WITH THE COSTS OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS AND RETURNS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

--------------------------------------------------------------------------------
      One Year          Three Years          Five Years          Ten Years
--------------------------------------------------------------------------------
      $300.00             $918.00             $1562.00           $3290.00
--------------------------------------------------------------------------------

You would pay the same expenses if you did not redeem your shares, since the Fund does not charge any redemption fees to shareholders who hold their shares for 365 days or longer. If you hold your shares for less than 365 days, a fee of 2.00% of the net amount redeemed of your Fund shares will be charged to you as an early redemption fee. This fee is not included in these expense calculations.

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                        ADDITIONAL INVESTMENT INFORMATION

The Fund's principal investment objective and strategy have been summarized in the "Basics About the Funds" Section of this Prospectus. What follows is additional information that you should know concerning your investment in the Fund.

The Fund will invest at least 95% of its net assets in the common stocks of the companies comprising the AMIDEX35 Index, in approximately the same percentages as those companies are included in the Index.

Investing the Fund's assets primarily in its Index companies is not a fundamental policy of the Fund. The Board of Directors of the Fund may vote to change or eliminate the percentages of Fund assets invested in Index companies and to choose other investment strategies. If the Board votes to change the Fund's investment strategies, we will notify you in writing at least 30 days before the changes take place. If you decide to redeem your shares as a result of such a change, you will not be charged any redemption fees, even if you have held your shares for less than 365 days. You will find a full listing of the Fund's fundamental and non-fundamental investment policies in the Fund's Statement of Additional Information ("SAI") in the Section entitled, "Investment Policies and Restrictions."

WHY INVEST IN THE FUND?

The State of Israel is a highly developed, industrialized democracy. Over the last two decades, Israel's economy has grown significantly, presenting improvement in most economic indicators. Israel has made substantial progress in opening its economy, including the removal of its trade barriers and tariffs.

Israel's productive and highly educated population remains a principal strength. Based on a 1996 survey, approximately 34% of the Israeli work force had university or other advanced degrees. Israel has the highest per capita concentration of scientists and technicians of any country in the world. Israel boasts the world's greatest per capita number of engineers and doctors (135 per 10,000 workers). In addition, Israel has recently experienced an extraordinary influx of new immigrants, primarily from the republics of the former Soviet Union. From 1990 through 1997, about 822,000 immigrants arrived, increasing Israel's population by approximately 18%.

Israel's traditional cultural and economic investment in technology, medicine, and research has been increasing throughout the last decade due in part to this huge influx of scientists and physicians from the former Soviet Union, and due to an influx of investments from abroad.

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Although the  long-term  prospects for peace in the region  remain  viable,  the investor  should be mindful that the Middle East region is volatile and the pace
for  achieving  a  comprehensive   resolution  has  slowed  significantly  since
September 2000.

There has been a dramatic increase in the number of Israeli companies trading on
U. S. Exchanges, particularly the NASDAQ. Israel is third, behind only the U.S. and Canada, in the number of companies traded on Wall Street. In Israel, the Tel Aviv Stock Exchange now lists more than 665 companies and over 1000 securities, with a current market capitalization of about $50 billion.

These dramatic developments in Israel present a new and relatively unexploited opportunity for equity investment. Currently, there are no other U.S. based open-end mutual funds available as a vehicle for investment in Israel securities.

THE AMIDEX35 INDEX

The AMIDEX35 Index is an unmanaged Index consisting of the 35 largest publicly traded Israeli companies, as measured by market capitalization. A company is an "Israeli company" if:

Its stock is traded on the TASE; or its stock is traded on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or the NASDAQ over-the-counter market AND the company has been listed by the Israeli financial newspaper, Globes as "Israeli shares traded on the New York Bourse."

If Globes stops publishing a list of "Israeli shares traded on the New York Bourse", the Board of Directors will select an alternative publication that similarly defines such companies.

INDEX COMPOSITION CRITERIA. In order for a company to be included in the Index, that company must satisfy all the following criteria:

1.   It must be a publicly traded "Israeli" company, as defined above; and

2. It must have maintained an average minimum daily trading volume of at least $150,000 in the previous calendar year.

The largest (as measured by market capitalization) 35 Israeli companies that satisfy all of the criteria described above will be included in the Index. You should be aware that the Index might contain more or less than 35 companies during the year. If less than 35 Israeli companies meet the criteria for inclusion at the beginning of a new year, then the Index will contain only those companies. If a company ceases operation, is de-listed, or becomes insolvent, it will be deleted from the Index and may not replaced until the beginning of the new calendar year. If a single company splits into multiple companies, all such companies will be included in the Index until the Index is rebalanced at the beginning of the new year. During the first ten business days of each calendar year, the Index is adjusted to add or delete companies.

An "unmanaged" index means that the criteria for inclusion of companies in the Index are objective and not subject to arbitrary change, so that any company that is eligible for inclusion in the Index must be included, and any company that ceases to qualify for inclusion in the Index must be deleted.

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The Index is a market  capitalization index. The Index began being calculated on
January 1, 1999 at an initial Index Value of 1000. Market capitalization means the total current U.S. dollar value of a company's outstanding shares of common stock, and is calculated by multiplying the number of outstanding shares of common stock of a company by the price of that common stock, adjusted to U.S. currency. Some Israeli companies that trade on the TASE have multiple classes of stock, each of which individually would qualify as common stock by U.S. standards. For those companies, all classes of their "common" stock are included in calculating the company's total market capitalization to determine whether such a company is among the 35 largest Israeli companies. Thereafter, the Fund will use the class of stock that has the greatest trading liquidity to determine that company's weighting in the index, and will only purchase the class of stock that has the most trading liquidity. Some Index companies trade on both the TASE and an American exchange. For those companies, the Fund normally will purchase stock from the American exchange, but may purchase stock from the TASE when, in the Adviser's opinion, there are exceptional circumstances.

The Index name, rules, methods of calculation, and proprietary data are owned by the TransNations Investments, LLC ("TNI"). TNI developed the criteria and the rules of operation for the Index. TNI has entered into agreements with various companies to assist it in construction, calculation and publication of the the Indexes. Business Graph Group ("Tochna L'Inyan"), a company based in Israel, performed the initial calculations needed to create the Index and may assist in selecting the companies that will be included in or deleted from the Index, based on the criteria described above. The TASE provides information regarding the Israeli companies participating in the Index. Currently, TNI is responsible for calculating and publishing the Index. Business Graph Group has no affiliation with the Funds, the Advisor, or any of the Funds' other service providers. The Fund or its Advisor may, if necessary, select an alternative independent company to calculate, maintain or publish the Index in the future.

When companies are added to or deleted from an Index, the Fund or its Adviser will alter the Fund's investments to conform the portfolio to the Index. This will result in certain risks to the Fund, including the risks of losses and tax consequences to shareholders resulting from realized capital gains. You should also be aware that the Funds will incur certain expenses that are not incurred by the Indexes, including transaction charges. Accordingly, the performance of the Funds will vary from that of the Indexes as a result of such expenses.

The Fund or its Adviser will attempt to maintain a correlation coefficient of at least 0.95 in performance between an Index and its related Fund. This means that the Fund or its Adviser will attempt to replicate at least 95% of the Index's performance. The Fund's Adviser, if any, will be responsible for tracking the Fund's performance, under the supervision of the Company's Board of Directors. If a Fund fails to achieve a 0.95 correlation coefficient, the Board will take action to rectify whatever problem is causing the discrepancy, including, as an example, altering the Fund's servicing arrangements to reduce Fund expense ratios or changing the Fund's investment strategy of investing in the Index.

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The  Fund's  Board  has  determined  that,  in order to  construct  each  Fund's portfolio to fully reflect the performance of its respective Index, each Fund must have approximately $25 million in net assets. Until such asset levels are reached, the Fund or its Adviser may invest Fund assets in a representative sample of Index securities and such other permissible securities. You should be aware that there is no assurance that the Fund or its Adviser will be successful in replicating the performance of an Index during this period. You will find a more detailed discussion of the Index in the SAI in the Section entitled "The Index."

You should be aware that there is no assurance that the Fund or its Adviser will be successful in replicating the performance of the Index during this period.

                          THE FUNDS' INVESTMENT ADVISER

Currently, the Fund is operating under the direction of the Fund's Board of Directors without an outside Investment Adviser. The Fund intends to conduct a shareholders' meeting for the purpose of electing a new Investment Adviser for the Fund. Until and unless such an Investment Adviser is duly appointed, the Board of Directors will oversee the management of the investment portfolio. Clifford A. Goldstein is the Chairman of the Board, and has an office at 2621 Van Buren Ave, Norristown, PA 19403. The Board has entered into contracts with former employees of TransNations Investments, LLC, which had earlier served as Adviser to the fund. Because the fund is index-based, the Board will continue the current investment policy of investing the portfolio, under normal circumstances, in accordance with the AMIDEX35 Index.

ADVISORY AGREEMENT

The Fund is an index fund. Rather than relying on any one manager or management team to "pick" stocks, the Fund is managed "passively" by normally investing only in the companies comprising the Index in approximately the same percentages as each company represents in the Index.

Until an Adviser is duly appointed, the Board will invest the assets of the Fund according to the Fund's investment objectives, policies, and restrictions. When served by an Adviser, the Fund will pay the Adviser a fee, accrued daily and payable monthly, at an annual rate of 0.75% of the Fund's net assets. The Adviser will furnish, at its own expense, office space to the Company and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. The Adviser will also pay all expenses of marketing shares of the Fund, and related bookkeeping. Until and unless such an Adviser is duly appointed, there will be no fees charged to the Funds for Advisory services.

HOW TO BUY AND SELL SHARES

BUYING SHARES

To purchase shares of the Fund, first complete and sign a New Account Purchase Application, included with this Prospectus, and mail it, together with your check for the total purchase price, to:

                            The AMIDEX35 Mutual Fund

                           c/o InCap Securities, Inc.

                           555 North Lane, Suite 6160

                             Conshohocken, PA 19428.

Checks are accepted subject to collection at full face value in United States currency. If your check does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred by the Fund with respect to the transaction.

Each time you make a purchase, you will receive a statement showing the number of shares purchased, the net asset value at which your shares were purchased, and the new balance of Fund shares owned. The Fund does not issue stock certificates. All full and fractional shares will be carried on the books of the Fund.

DETERMINING SHARE PRICES

The Fund is open for business on each day that the New York Stock Exchange ("NYSE") is open. The Fund's share price or net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time. The Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. The Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading. Purchases and redemptions are priced at the next calculated NAV after the order is placed.

MINIMUM INVESTMENTS

The minimum initial investment is $500 for ordinary accounts and for Individual Retirement Accounts (IRAs) and other pension accounts and custodial accounts for minors. The minimum subsequent purchase amount for regular accounts, IRA, or pension accounts or custodial accounts for minors is $250.

ACCOUNT MINIMUMS

Due to the proportionately higher costs of maintaining small accounts, the Fund reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described above, or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that, for purposes of this policy, accounts will be valued in September of each year, and the $10 fee will be assessed on the second Friday of October of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

All applications to purchase shares of the Fund are subject to acceptance by authorized officers of the Fund and are not binding until accepted. The Fund reserves the right to reject purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders.

AUTOMATIC INVESTMENT PLAN

You may purchase shares of the Fund through an Automatic Investment Plan (the "Plan"). The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the plan by filling out the Automatic Investment Plan option on the application form. The Fund may alter, modify, amend or terminate the plan at any time, but will notify you if it does so. For more information, call the Transfer Agent at 1-888-876-3566.

You may direct inquiries concerning the Fund to:

                             AMIDEX(TM) Funds, Inc.

                              c/o InCap Service Co.

                           555 North Lane, Suite 6160

                             Conshohocken, PA 19428

                                 1-888-876-3566

REDEEMING SHARES

You may redeem your shares in the Fund at any time and for any reason. Upon receipt by the Fund of a redemption request in proper form, your shares of the Fund will be redeemed at their next determined net asset value. Redemption requests must be in writing and delivered to the Fund at:

                             AMIDEX(TM) Funds, Inc.

                           c/o InCap Securities, Inc.

                           555 North Lane, Suite 6160

                             Conshohocken, PA 19428.

To be in "proper form," your redemption request must:

     1. Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;

     2.   Be signed by all owners  exactly as their names appear on the account;
          and

     3. If required, include a signature guarantee from any "eligible guarantor institution" as defined by the rules under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A notary public is not an eligible guarantor.

Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees, or custodians to evidence the authority of the person or entity making the redemption request. Signature Guarantees.

A signature guarantee is designed to protect you and the Fund by verifying your signature. SIGNATURE GUARANTEES ARE REQUIRED WHEN:

     1.   establishing certain services after the account is opened;

     2.   requesting redemptions in excess of $10,000;

     3.   redeeming or exchanging shares, when proceeds are:

          a.   being mailed to an address other than the address of record,

          b.   made payable to other than the registered owner(s); or

          c.   transferring shares to another owner.

The redemption price per share is net asset value per share, next determined after your redemption order is received by the Fund, less any applicable CDSC charges. When you redeem your shares, they may be worth more or less than you paid for them, depending upon the value of the Fund's portfolio securities at the time of redemption. If the value of your account falls below $500 as a result of previous redemptions and not market price declines, the Fund may redeem the shares in your account. The Fund will notify you first if such an event occurs, and you will have 60 days to bring your account balance up to the minimum levels before the Fund will exercise its option to redeem. (Also, in the event your shares are redeemed by the Fund under such circumstances, you will not be charged any redemption fees, regardless of the time you have held your shares.)

Payment for shares redeemed is made within seven days after receipt by the Fund of a request for redemption in proper form. If shares are purchased by check and redeemed by letter within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared, provided that the Fund does not hold such proceeds for more than 15 calendar days. You may also be subject to a contingent deferred sales charge under certain circumstances. The Fund reserves the right to suspend or postpone redemptions during any period when (a) trading on any of the major U.S. stock exchanges is restricted, as determined by the Securities and Exchange Commission, or that the major exchanges are closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks and other securities it holds, as well as interest accrued and paid on any other obligations that might be held in the Fund's portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Unless you elect to have your dividends and/or distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

TAX CONSIDERATIONS
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

The Fund intends to distribute to shareholders all net investment income and any net capital gains realized from sales of the Fund's portfolio securities at such times and in such amounts as to avoid all taxes, both state and federal. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless you request in writing to have them paid by check. Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time 14 that shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes. If you fail to furnish your Social Security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that you may receive a return of investment upon distribution that will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund. The information in this Prospectus is not intended to be a full discussion of present or future tax ramifications of investment in the Fund, and investors should consult their own tax advisers for a detailed and complete review of tax ramifications. In view of the individual nature of tax consequences, you should consult your own tax adviser with respect to the specific tax consequences of participation in the Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. You will be provided at least semi-annually with a report showing the Fund's portfolio and other information and annually after the close of the Fund's fiscal year, which ends December 31, with a report containing audited financial statements. The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1,000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also utilize a total return calculation for differing periods computed in the same manner but without annualizing the total return.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized or international rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"), or some other widely recognized, unmanaged index of common stock prices.

The Board of Directors of the Company has approved a Code of Ethics (the "Code") for the Fund, the Adviser, if an Adviser is duly appointed, and the Fund's principal underwriter. The Code governs the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Code. The Fund has filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

The financial data included in the table below for the No-Load Class shares of the Fund have been audited by Deloitte & Touche, LLP, independent auditors. The information in the tables below should be read in conjunction with the Fund's latest audited financial statements and notes thereto, which may be obtained without charge by contacting the Fund.

-----------------------------------------------------------------------------------------------
                                               For the Year    For the Year    For the Period
                                                  Ended           Ended            Ended
                                               May 31, 2002    May 31, 2001    May 31, 2000(1)
-----------------------------------------------------------------------------------------------
Net Asset Value, beginning of period            $    12.41      $    17.05       $    10.00
                                                ----------      ----------       ----------
-----------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------
        Net income (loss)                            -0.14           -0.22            -0.23
-----------------------------------------------------------------------------------------------
        Net realized and unrealized gain
        (loss) on investment                         -5.88           -4.22             7.28
                                                ----------      ----------       ----------
-----------------------------------------------------------------------------------------------
Total from investment operations                     -6.02           -4.44             7.05
                                                ----------      ----------       ----------
-----------------------------------------------------------------------------------------------
Distributions to Shareholders from:
-----------------------------------------------------------------------------------------------
        Net investment income                           --              --               --
-----------------------------------------------------------------------------------------------
        Net realized capital gain                       --            -0.2               --
-----------------------------------------------------------------------------------------------
        Distributions in excess of                      --              --               --
-----------------------------------------------------------------------------------------------
        Net realized gain                               --              --               --
                                                ----------      ----------       ----------
-----------------------------------------------------------------------------------------------
Total Distributions                                     --            -0.2               --
                                                ----------      ----------       ----------
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $     6.39      $    12.41       $    17.05
                                                ----------      ----------       ----------
-----------------------------------------------------------------------------------------------
Total Return                                        -48.51%         -26.37%           70.50%
-----------------------------------------------------------------------------------------------

                                                                              17

-----------------------------------------------------------------------------------------------
Ratios/ Supplemental Data
-----------------------------------------------------------------------------------------------
Net Assets, end of period
(000's omitted)                                 $    5,630      $   11,462       $   10,981
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
-----------------------------------------------------------------------------------------------
        Before expense waivers and fee
-----------------------------------------------------------------------------------------------
        Reimbursements                                2.20%           2.20%            2.85%(2)
-----------------------------------------------------------------------------------------------
Ratio of Net investment income (loss)
-----------------------------------------------------------------------------------------------
To average net assets:                               -1.61%          -1.36%           (1.50)%(2)
-----------------------------------------------------------------------------------------------
Portfolio Turnover Ratio                             27.70%          41.60%           18.16%
-----------------------------------------------------------------------------------------------

(1)  No-Load shares commenced investment operations on June 8, 1999.
(2)  Annualized

FOR MORE INFORMATION

Additional information about the Fund is available in the Company's latest Statement of Additional Information (SAI). The SAI contains more detailed information on all aspects of the Funds. A current SAI has been filed with the SEC and is incorporated by reference into this prospectus.

To receive information without charge concerning the Fund, or to request a copy of the SAI, please contact the Fund at:

                             AMIDEX(TM) Funds, Inc.

                           c/o InCap Securities, Inc.

                           555 North Lane, Suite 6160

                             Conshohocken, PA 19460

                                 (888) 876-3566

A copy of your requested document(s) will be sent to you within three days of your request.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Fund is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

Investment Company Act No. 811-9123 16

                       STATEMENT OF ADDITIONAL INFORMATION

                             Dated October 26, 2002

                               AMIDEX FUNDS, INC.
               2621 Van Buren Ave, Norristown, Pennsylvania 19403

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of The AMIDEX35(TM) Mutual Fund, dated October 31, 2002. You may obtain a copy of the Prospectus, free of charge, by writing to AMIDEX(TM) Funds, Inc, c/o InCap Securities, 555 North Lane, Suite 6160, Conshohocken, PA 19428, phone number 1-888-876-3566.

TABLE OF CONTENTS

About AMIDEX Funds, Inc.
Investment Policies and Restrictions              Fund Service Providers
Investment Adviser                                Independent Accountants
Directors and Officers                            Independent Auditors
Report Performance Information                    Financial Statements
Purchasing and Redeeming Shares                   Tax Information
Portfolio Transactions

ABOUT AMIDEX FUNDS, INC.

AMIDEX(TM) Funds, Inc. (the "Company") was incorporated in Maryland on April 27, 1999. The Company is an open-end management investment company, and is registered as such with the Securities and Exchange Commission. The Board of Directors approves all significant agreements between the Company and the persons and companies that furnish services to the Fund, including agreements with the Fund's custodian, transfer agent and administrator. Currently the day to day operation of the Fund is delegated to the Board. The Fund intends to conduct a shareholders' meeting to seek approval of an Investment Advisory Agreement with a new Advisor. This Statement of Additional Information contains background information regarding each of the Company's Directors and Executive Officers. The Company's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The By-laws of the Company give the Board of Directors the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently, the Company has authorized the issuance of three series of shares, the AMIDEX35 Mutual Fund, the AMIDEX Technology Fund and the AMIDEX Cancer Innovations & Healthcare Mutual Fund. Further, the Board has also authorized the offering of four classes of shares within each series; a no-load class, a Class A share that is offered with a front-end sales charge, a Class B share with a declining contingent deferred sales charge ("CDSC"), and a Class C share, with a one year CDSC and an ongoing service and distribution fee. Shareholders of each share class are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of Directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

This SAI pertains only to the AMIDEX35 Mutual Fund (the "Fund").

On May 29, 2001, the Board of Directors for the Company approved a Code of Ethics (the "Code") for the Fund and its Adviser, if any The Code governs the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Code.

                      INVESTMENT POLICIES AND RESTRICTIONS

The Fund is a non-diversified Fund. The Investment Company Act of 1940 defines a diversified fund to mean that as to 75% of the Fund's assets (valued at the time of investment), a fund will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities, thereby reducing the risk of loss. The Fund normally will invest at least 95% of its net assets in the approximately 35
Israeli companies that make up the AMIDEX35 Index (the "Index"), in approximately the same percentages as those companies represent in the Index. It is likely that a few of these companies will comprise a large percentage of the Fund's portfolio holdings--in excess of the 25% limit on holdings in excess of 5%. As a result, the Fund will not be diversified.

PORTFOLIO TURNOVER. For the Fund's most recent fiscal year ending May 31, 2002, the fund's portfolio turnover rate was 27.70%. Higher portfolio turnover rates may result in higher rates of net realized capital gains to the Fund, thus the portion of the Fund's distributions constituting taxable gains may increase. In addition, higher portfolio turnover activity can result in higher brokerage costs to the Fund. The Fund anticipates that its annual portfolio turnover will be not greater than 75%.

Under normal circumstances, the Fund will invest at least 95% of its average net assets in the securities of companies listed on the Index. The Fund may also invest in the following securities:

COMMON  STOCK.  Common  stock is issued by  companies to raise cash for business
purposes  and  represents  a  proportionate   equity  interest  in  the  issuing
companies.

Therefore, the Fund participates in the success or failure of any company in which it holds common stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception, and general economic or financial market movements. Smaller companies are especially sensitive to these factors. However, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets. There is additional risk inherent in investing in foreign-based companies. The Fund may invest in the common stock of foreign issuers which are publicly traded on U.S. exchanges either directly or in the form of American Depository Receipts (ADRs), but only if such foreign issuers are included in the Index. The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or Trust company and evidence ownership of underlying securities issued by a foreign corporation. The Fund may also hold warrants or other rights on common stock if such warrants are issued as dividends on stocks already held in the Fund's portfolio. Because the Fund will concentrate its investments in Israeli companies, the Fund will be exposed to the risks associated with Israeli companies to a greater degree than will funds whose investment policies do not require or allow such concentration. The Fund will invest in the common stock of companies included in the Index that trade on the TASE, NYSE, the AMEX, or NASDAQ.

The Fund will normally invest up to a total of 5% of its aggregate average net assets in the following securities:

MONEY MARKET FUNDS. The Fund may invest in securities issued by other registered investment companies that invest in short-term debt securities (i.e., money market funds) to maintain liquidity. As a shareholder of another registered investment company, the Fund would bear a pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders. The Fund will not invest more than 5% of its net assets in such securities, and will not invest in such securities, if such investments would represent more than 3% of such issuer's outstanding shares.

DEBT SECURITIES. The Fund may invest in U.S. Government debt securities including Treasury Bills and short-term notes, to maintain liquidity. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, shareholders are only exposed to interest rate risk. The Fund will not invest more than 5% of its net assets in such securities, and will not invest in any such security with a maturity in excess of one year.

REPURCHASE AGREEMENTS. The Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks and/or other financial institutions to maintain liquidity. The Fund's custodian must always have possession of the securities serving as collateral for the Repos or have proper evidence of book entry receipt of such securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government Securities, the market value of which equals or exceeds 102% of the principal amount of the money invested by the Fund. If an institution with which the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy, and will not invest more than 5% of its net assets in such transactions.

The Fund may also invest in the following securities and employ the following investment guidelines:

CASH RESERVES. The Fund may, to meet liquidity needs, temporarily hold up to 5% of its net assets in cash. The Fund may hold cash in the United States, Israel, or in both. The primary risk associated with such a policy is that the Fund's performance will vary, perhaps significantly, from the performance of the Index when the Fund holds a high percentage of its net assets as cash reserves.

FUTURES AND OPTIONS ON EQUITY SECURITIES AND THE INDEX. The Fund may enter into futures contracts relating to the equity securities of companies included in the Index, may write (i.e., sell) covered put and call options on such securities and on the Index, and may purchase put and call options on such equity securities and on the Index. Such options can include long-term options with durations of up to three years. The Fund may use futures and options to increase or decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures or options contract is priced more attractively than the underlying security or index. The Fund may enter into these transactions so long as the value of the underlying securities on which such options or futures contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed five percent (5%) of the Fund's total net assets.

Risk Factors Associated With Futures and Options. The primary risks associated with the use of options and futures are; (1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options or futures contract and the resulting inability of the Fund to close out the position prior to the maturity date.

RESTRICTED AND ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in securities that the Adviser determines, under the supervision of the Board of Directors, to be illiquid and/or restricted. Illiquid securities are generally defined as securities that cannot be liquidated within seven (7) days at the approximate price at which the Fund has valued the instrument. Also, the sale of some illiquid and other types of securities may be subject to legal restrictions. You should be aware that in the event that more than 15% of the Index is comprised of companies considered to be illiquid, the Fund will be unable to match precisely its investments to the percentages contained in the Index, and that inability may pose additional risks to the Fund, including the risk that the performance of the Fund will vary from that of the Index.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities of companies comprising the Index on a when-issued basis, and it may purchase or sell such securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of cash, cash equivalents, U.S. Government Securities, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

INVESTMENT RESTRICTIONS. The complete list of the Fund's investment restrictions is as follows:

The Fund will not:
     1.   Acquire  securities  of any one issuer that at the time of  investment
          (a) represent more than 10% of the voting  securities of the issuer or
          (b) have a value greater than 10% of the value of the outstanding securities of the issuer;
     2. Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's net assets at the time of borrowing;
     3. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933;
     4.   Make margin purchases or short sales of securities;
     5. Invest in companies for the purpose of management or the exercise of control;
     6. Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements, or lend its portfolio securities).
     7. Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Advisor.

     8. Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of companies engaged in oil, gas or mineral exploration, if such companies are members of the AMIDEX(TM) 35 Index;
     9. Purchase or sell real estate or real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate, if such companies are members of the AMIDEX35 Index.
     10. Purchase warrants on securities, although the Fund may receive and exercise warrants received Fund as dividends on previous securities purchases.
     11.  Issue senior securities.
     12.  Invest in commodities, or invest in futures or options on commodities.
     13. Invest more than 25% of its assets (valued at time of investment) in securities of issuers in a single industry

Restrictions 1 through 13 listed above are fundamental policies, and may be changed only with the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940.

The Fund has also adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

The Fund may not:
     1. Invest more than 15% of its net assets in securities that are not readily marketable;
     2.   Acquire securities of other Investment Companies except
          (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and
          (b) where acquisition results from a dividend or merger, consolidation or other reorganization.
     3. Purchase more than 3% of the voting securities of any one investment company;
     4. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets at cost;
     5. Invest more than 10% of the Fund's assets (valued at time of investment) in initial margin deposits of options or futures contracts;
     6. Invest less than 95% of its net assets (valued at the time of investment) in securities of issuers which are not members of the AMIDEX35 Index.

                               INVESTMENT ADVISER

TransNations Investments, LLC, had managed the investment portfolio and the general business affairs of the Fund pursuant to an investment services agreement with the Fund dated March 1, 1999 (amended May 11, 2001) (the "Agreement") TNI resigned as Adviser to the Fund on April 3, 2002. Equity Income Advisers, Inc. was appointed by the Board to serve as Interim Advisor pursuant to the Act. Effective September 3, 2002, Equity Income Advisers, Inc.'s interim appointment expired, and the Board of Directors assumed responsibility for management of the portfolio and the general business affairs of the Fund. The Board intends to schedule a shareholders' meeting to seek the appointment of a new Investment Adviser to the fund. Until and unless a new adviser is duly appointed, the Board will continue to manage the portfolio.

                             DIRECTORS AND OFFICERS

The board of directors has overall responsibility for conduct of the Company's affairs. The day-to-day operations of the Fund are normally managed by the Adviser, subject to the bylaws of the company and review by the Board of Directors. Unitl an Adviser is duly appointed, the Board will manage the day-to-day operations of the Fund

There are currently vacancies on the Board of Directors. The Fund intends to convene a shareholder's meeting for the purpose of electing new directors. In the interim, the directors of the Company, including those directors who are also officers, are listed below:

Name, Age, Address, Position            Principal Occupation For the
with Fund                               Last Five Years
-
-   ----------------------------------------------------------------------------
Clifford A. Goldstein* (Age 45)         President, TransNations INvestmnets.
                                        LLC., NY NY
                                        Managing Partner and Attorney with
President and Director of Fund,         Weber, Goldstein, Greenberg, Gallagher,
President, Controlling Partner of       Phila. PA, a general litigation firm,
TransNations Investments, LLC.          since 1991. BA from Temple University,
                                        Philadelphia, PA, 4/78. J.D. from Temple
                                        University School of Law, 3/82.

* Indicates an "interested person" as defined in the Investment Company Act of 1940.

AMIDEX Funds, Inc. (the "Company") was organized as a Maryland Corporation on April 27, 1999 (See the Sections titled "Management of the Fund" and "General Information" in the Fund's Prospectus). For the Company's fiscal year ending May 31, 2002, no director received compensation from the Fund for his or her service to the Fund as a Director. Clifford Goldstein received compensation from the previous Adviser, TNI, LLC. for his services to the Adviser, but did not receive any compensation for his services as a Director.

As of November 15, 2002, the following persons owned in excess of 5% of the Fund's outstanding shares, by Share Class.

------------------------------------------------------------------------------------------------
Shareholder                           Shares Class    No. of Shares    % of Share    % of Total
                                      Owned           Owned            Class         Fund Shares
                                                                                     All Classes
------------------------------------------------------------------------------------------------
Merrill, Lynch FBO Client Accounts    Class A         76,976           21.63%            6.10%
------------------------------------------------------------------------------------------------
Wexford Clearing Services Corp.       Class A         126,589          35.57%            10.03%
------------------------------------------------------------------------------------------------
Dean Witter FBO                       Class C         8,979            8.52%             0.71%
------------------------------------------------------------------------------------------------
Merrill, Lynch FBO Client Accounts    Class C         63,454           60.20%            5.03%
------------------------------------------------------------------------------------------------

The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. The Company's bylaws contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

                             PERFORMANCE INFORMATION

From time to time the Fund may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

                                                          [n]
Average Annual Total Return is computed as follows: P(1+T)   = ERV

Where: P = a hypothetical initial investment of $1000]

T = average annual total return

n = number of years

ERV = ending redeemable value of shares at the end of the period

Yield. The Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                 6
                           Yield = 2[(a-b/cd + 1) - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that they were entitled to receive dividends d = the maximum offering price per share on the last day of the period

The Fund's performance is a function of conditions in the securities markets, portfolio management, sales charges on particular classes of shares, if any, and operating expenses. Although information such as that shown above is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In sales literature, the Fund's performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

                         PURCHASING AND REDEEMING SHARES

Information concerning purchases and redemptions of shares is contained in the Fund's Prospectus under the Sections "Purchasing Shares" and "Redeeming Shares". This section supplements that information.

Redemptions will be made at net asset value, less any applicable CDSC for Class B and C shares. The Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading. For purposes of computing the net asset value of a share of the Fund, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Advisor, subject to the review and supervision of the board of directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The Fund is open for business on each day that the New York Stock Exchange ("NYSE") is open. The Fund's share price or net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time. The Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund generally does not charge sales or redemption fees, the NAV is the offering price for shares of the Fund. For No-Load shares redeemed prior to being held for at least 365 days, the redemption value is the NAV less a redemption fee equal to 2.00% of the NAV.

                                 TAX INFORMATION

Information concerning the taxation of the Fund is generally discussed in the Prospectus under the Section titled "Tax Considerations".

This Section supplements that discussion. The Fund intends to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If the Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxation of the Shareholder. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Each investor should consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Dividends. A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of the Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Short-term capital gains are distributed as dividend income. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distribution. Long-term capital gains earned by the Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund, and subsequently such shares are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution may be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains. Taxation issues are complex and highly individual. You should consult with your tax advisor concerning the effects of transactions in the Fund.

ISRAELI TAXES

Highlights
----------

Under current Israeli tax laws, capital gains realized upon the sale of "Exchange-Listed Securities" (i.e., Israeli securities that were listed on the TASE when acquired and when sold , or that are shares in "industrial companies" or "industrial holding companies" and that were listed on certain non-Israeli stock exchanges when acquired and when sold) generally are not subject to Israeli tax. Capital gains realized upon the sale of Israeli securities that are not Exchange-Listed Securities are subject to Israeli tax at ordinary tax rates (which in the case of corporate shareholders is 36% and in the case of individuals is 35-50%, depending on the individual's marginal tax rate) for the 2001 tax year. In the case of a shareholder which is in the business of buying and selling securities in Israel (as defined under the Israeli Income Tax Ordinance), gains realized upon the sale of Exchange-Listed Securities are not capital gains and are subject to Israeli tax at ordinary rates, as specified above. Dividends paid with respect to Israeli securities are subject to an Israeli withholding tax of 25%.

The Israeli authorities are reviewing from time to time the question of imposing a Capital Gains Tax on some TASE investments. At this point in time, it appears as if there are no concrete plans for the imposition of such a tax, nor can its structure, if and when imposed, be predicted. The possibility of an imposition of capital gains tax, should, nonetheless, be considered (however, even if a Capital Gains Tax is imposed, it is likely that it will not apply to the Fund - as detailed below).

If a Capital Gains Tax is enacted, under the bilateral income tax treaty between the United States and Israel (the "Treaty") a resident of the United States or Israel is exempt from capital gains tax by the other state provided certain conditions (including the condition that such capital gains be treated as not being attributable to a permanent establishment (i.e., the conduct of a trade or business) in the other state) are satisfied. Thus, assuming such conditions are satisfied, the Fund's capital gains on all Israeli securities, including both Exchange-Listed Securities and securities that are not Exchange-Listed Securities, will be exempt from the Capital Gains Tax. In addition, under the Treaty dividends paid with respect to Israeli securities will be subject to a ten percent (10%) Israeli withholding tax as opposed to the usual 25% rate.

If the Fund is deemed to be engaged in the trade or business of buying and selling securities in Israel then the Treaty will not apply. In that case, the Fund's capital gains on all Israeli securities, including on Exchange-Listed Securities, will be subject to Israel tax at the ordinary corporate rates (36% in the 2001 tax year).

Detailed Description of Israeli Taxes

CAPITAL GAIN TAX: The Israeli Income Tax Ordinance (the "Ordinance") imposes capital gains taxes derived by residents of Israel, or non-residents of Israel who sell assets which represent a direct or an indirect interest in Israeli assets. The Fund, as a non-resident of Israel, will be subject to capital gains tax on the sale of securities issued by Israeli corporations, subject to any exemption or rate reduction that may be applicable (see below).

The Ordinance distinguishes between "real" capital gains, which are generally subject to tax at a corporate rate of 36% in the 2001 tax year, and an "inflationary amount," which is generally subject to tax at a rate of 10%. However, currently, the Ordinance does not tax the "inflationary amount" for investments made at present (only for investments made in the past), and such tax shall therefore not apply to the Fund.

Israeli law currently provides for an exemption from capital gains tax for gains realized from the sale of securities (including shares, debt securities and warrants) that are traded on the TASE, provided that the seller did not hold the securities prior to their listing on the TASE. In addition, gains realized from the sales of shares of Israeli corporations defined as "industrial companies" or "industrial holding companies" that are traded on certain non-Israeli (including
US) exchanges or through NASDAQ are exempted from capital gains tax, provided that the shares were not acquired by the seller prior to the their listing. The securities to which the exemption currently applies are referred to herein as "Exchange-Listed Securities".

The current exemptions apply only where the gains from the sale of securities are deemed "capital gains". Persons who are engaged in the business of buying and selling securities in Israel (as defined under the Israeli Income Tax Ordinance) are subject to ordinary income tax, and therefore the exemption from capital gains tax are inapplicable to such investors.

If the Fund is deemed to be engaged in the trade or business of buying and selling securities in Israel then the Fund's capital gains on all Israeli securities, including on Exchange-Listed Securities, will be subject to Israel tax at the ordinary corporate rates 36% in the 2001 tax year.

CORPORATE TAXES: Israeli corporations are generally subject to a tax on their income at a rate of 36% in the 2001 tax year. Reduced tax rates apply to those portions of a company's operations which qualify as Approved Enterprises under the Law for the Encouragement of Capital Investments. A company which also qualifies as a Foreign Investors' Company is entitled to further reductions in the Corporate Tax generally applicable to Approved Enterprises.

WITHHOLDING TAX ON PAYMENT OF DIVIDENDS. Non-residents of Israel who receive dividends from Israeli corporations are generally subject to a withholding tax of 25%.

BILATERAL INCOME TAX TREATY: Under the bilateral income tax treaty between the United States and Israel (the "Treaty") a resident of the United States or Israel is exempt from capital gains tax by the other state provided certain conditions (including the condition that such capital gains be treated as not being attributable to a permanent establishment (i.e., the conduct of a trade or business) in the other state are satisfied. Thus, assuming such conditions are satisfied, the Fund's capital gains on all Israeli securities, including both Exchange-Listed Securities and securities that are not Exchange-Listed Securities, will be exempt from the Capital Gains Tax. In addition, any gain realized by investors upon the sale of shares issued by the Fund will be exempt from taxation (unless the investor is taxed in Israel on income from a permanent establishment which is related to the shares issued by the Fund).

Under the Treaty dividends paid with respect to Israeli securities will be subject only to a ten percent (10%) Israeli withholding tax instead of the 25%.

The Fund believes, and has an expert opinion to that effect, that it does not have a permanent establishment in Israel, (as defined under applicable laws) and that therefore it is not deemed to be engaged in the trade or business of buying and selling securities in Israel. Therefore, it is believed that the Treaty applies to the Fund, and as a result under the Treaty no capital gain tax or income tax shall be imposed on the Fund's capital gains. The Fund shall be subjected to a withholding tax on dividends at a rate of 10%.

                             PORTFOLIO TRANSACTIONS

The Fund will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, the rate of portfolio turnover may be substantial. However, the Fund expects that its annual portfolio turnover rate will not exceed 75% under normal conditions. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Decisions to buy and sell securities for the Fund are made by the Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Board to seek the price closest to the closing price for that trading day. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Board's evaluations of the broker's efficiency in executing and clearing transactions. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Board feels that better prices are available from non-principal market makers that are paid commissions directly.

                                DISTRIBUTION FEES

AMIDEX Funds, Inc. (the "Company") has adopted distribution plans (the "Distribution Plans"), pursuant to Rule 12b-1 under The Investment Company Act of 1940, as amended, by Class of Shares, for each Fund. The Distribution Plans provide for fees to be deducted from the average net assets of the Funds in order to compensate vendors hired by the Board or others for expenses relating to the promotion and sale of shares of each Fund.

Under the No-Load and Class A Plans, each share Class compensates the Adviser, if any, and others for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of the Fund's average daily net assets attributable to the applicable share Class. For the Fund's fiscal year ending May 31, 2002, the Fund accrued and paid $19,418 in 12b-1 fees for its No-Load shares, and $7,045 in 12b-1 fees for its Class A shares.

Under the Class B Plan, the Class B Shares of the Fund compensate the Adviser and others for distribution and service fees at an annual rate of 1.00% (0.75% of which is a distribution fee) payable on a monthly basis, of the Fund's average daily net assets attributable to Class B shares. Amounts paid under the Class B Plan are paid to the Adviser and others to compensate it for services provided and expenses incurred in the distribution of Class B shares, including the paying of commissions for sales of Class B shares. The Class B Plan is designed to allow investors to purchase Class B shares without incurring a front-end sales load and to permit the distributor to compensate authorized dealers for selling such shares. Accordingly, the Class B Plan combined with the CDSC for Class B shares is to provide for the financing of the distribution of Class B shares. During the Fund's fiscal year ending May 31, 2002, the Fund did not offer its Class B shares to the public, so no 12b-1 fees were accrued or paid for these shares.

Under the Class C Plan, Class C Shares of the Fund compensate the Adviser, if any, and others for distribution and service fees at an annual rate of 1.00% (0.75% of which is a distribution fee) payable on a monthly basis, of the Fund's average daily net assets attributable to Class C shares. Amounts paid under the Class C Plan are paid to the Adviser and others to compensate it for services provided and expenses incurred in the distribution of Class C shares, including the paying of ongoing "trailer" commissions for sales of Class C shares. The Class C Plan is designed to allow investors to purchase Class C shares without incurring a front-end sales load or a CDSC charge, and to permit the distributor to compensate authorized dealers for selling such shares. Accordingly, the Class C Plan's purpose is to provide for the financing of the distribution of Class C shares. For the Fund's fiscal year ending May 31, 2002, the Fund accrued and paid $7,971 in 12b-1 fees for its Class C shares.

The Distribution Plans provide that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents.

The Distribution Plans are reviewed annually by the Company's Board of Directors, and may be renewed only by majority vote of the shareholders of the Fund's Classes, or by majority vote of the Board, and in both cases also a majority vote of the disinterested Directors of the Company, as that term is defined in the 1940 Act.

The Board of Directors has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Fund to have monies available for the direct distribution activities of the Distributor in promoting the sale of the Fund's shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Fund. The Board of Directors, including the non-interested Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders.

The Plans have been approved by the Funds' Board of Directors, including all of the Directors who were non-interested persons as defined in the 1940 Act at the time of the vote. The Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plans. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be done by the non-interested Directors. The Plans and any related agreements may be terminated at any time, without any penalty: 1) by vote of a majority of the non-interested Directors on not more than 60 days' written notice, 2) by the Underwriter on not more than 60 days' written notice, 3) by vote of a majority of the Fund's outstanding shares, on 60 days' written notice, and 4) automatically by any act that terminates the Underwriting Agreement with the underwriter. The underwriter or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The underwriter is required to report in writing to the Board of Directors of the Fund, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

FUND SERVICE PROVIDERS

CUSTODIAN US Bank acts as U.S. custodian for the Fund. As such, the Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. The Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. All fees charged by the custodian are paid by the Fund.

TRANSFER AGENT InCap Service Company ("ISC") acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Board and Fund. Under the agreement, ISC is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations. All fees charged by the transfer agent are paid by the Fund.

ADMINISTRATION. ISC also provides services as Administrator to the Fund pursuant to a written agreement with the Board and Fund. The Administrator supervises all aspects of the operations of the Fund except those performed by the Board under the Fund's investment advisory agreement. The Administrator is responsible for:

     (a)  calculating the Fund's net asset value
     (b) preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the Investment Company Act of 1940
     (c) preparing financial statements contained in reports to stockholders of the Fund
     (d)  preparing the Fund's federal and state tax returns
     (e)  preparing  reports  and  filings  with  the  Securities  and  Exchange
          Commission
     (f)  preparing filings with state Blue Sky authorities
     (g) maintaining the Fund's financial accounts and records. All fees charged by the administrator are paid by the Fund.

DISTRIBUTOR InCap Securities, Inc., 555 North Lane, Suite 6160, Conshohocken, PA 19428, a wholly-owned subsidiary of The InCap Group, serves as distributor and principal underwriter of the Fund's shares pursuant to a written agreement with the Board and Fund. All fees charged by the distributor are paid by the Fund.

INDEPENDENT AUDITORS Deloitte & Touche LLP Ten Westport Road, P.O. Box 820, Wilton, Connecticut, 06897-0820 serves as the Company's independent auditors.

LEGAL COUNSEL: Andrew E. Greenberg, 2621 Van Buren Ave., Norristown, PA, 19403, has passed on certain matters relating to this registration statement and serves as counsel to the Fund.

                                     PART C
                                OTHER INFORMATION

Item 23 Exhibits

A. Articles of Incorporation of Registrant- Incorporated by reference from Pre-Effective Amendment # 2, filed on March 2, 1999
B. Bylaws of Registrant- Incorporated by reference from Pre-Effective Amendment # 2, filed on March 2, 1999
C.   None [Not Applicable]
D. Investment Advisory Agreement with TransNations Investments, Inc.- Incorporated by reference from Pre-Effective Amendment # 5, filed on February 9, 2001 NB: This Agreement was terminated by the resignation of TNI on April 3, 2002.
E.   Distribution Agreement with InCap securities, Inc.
     (1) Incorporated by reference from Pre-Effective Amendment # 2, filed on March 2, 1999;
     (2) Amended Distribution Agreement dated July 20, 2001, incorporated by reference from Post-Effective Amendment # 6 filed on September 20,2001.
F.   None [Not Applicable]
G. Custodian Agreement with Star Bank, N.A.- Incorporated by reference from Pre-Effective Amendment # 2, filed on March 2, 1999
H.   Operating Services Agreement with TransNations Investments, Inc.
     (1) Incorporated by reference from Pre-Effective Amendment # 2, filed on March 2, 1999;
     (2) Amended Operating services Agreement dated July 20, 2001, incorporated by reference from Post-Effective Amendment filed on September 20, 2001. NB: This Agreement expired on April 3, 2002.
     (3) Investment Services Agreement with Declaration Service Company Incorporated by reference from Pre-Effective Amendment # 2, filed on March 2, 1999;
     (4) Amended Investment Services Agreement dated July 20, 2001, incorporated by reference from Post-Effective Amendment filed on September 20, 2001.
I. Opinion of Counsel - Incorporated by reference from Pre-Effective Amendment #5, filed on September 9, 2001.
J.   Consent of Independent Auditors - Filed herein as Exhibit 23J(1)
K.   None [Not Applicable]
L. Subscription Agreement- Incorporated by reference from Pre-Effective Amendment #2, filed on March 2, 1999
M. Plans of Distribution Pursuant to Rule 12b-1- Incorporated by reference from Post-Effective Amendment #5, filed on February 9, 2001.
N.   Financial Data Schedule - [Not applicable]
O.   Rule 18(f)(3)Plan -
     (1) Incorporated by reference from Post-Effective Amendment #2, filed on March 20, 1999;
     (2) Amended Rule 18(f)(3)Plan dated July 20, 2001 incorporated by reference from Post-Effective Amendment #6, filed on September 20, 2001.
P. Code of Ethics - (1) Incorporated by reference from Post-Effective Amendment #3, filed on October 20, 2000; (2) Amended Code of Ethics dated May 29, 2001 incorporated by reference from Post-Effective Amendment #6 filed on September 20, 2001.

Item 24. Persons Controlled by or under Common Control with Registrant.

No person is directly or indirectly controlled by, or under common control with the Registrant.

Item 25. Indemnification.

Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Section 7 of Article VII of the bylaws of the Registrant (exhibit 2 to the registration statement, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification to its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the bylaws shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. With respect to the indemnification provisions of any agreement entered into by the Company, to the extent that such indemnification provisions may be inconsistent with, or unenforceable, under any federal or state securities law, the Company shall not be liable therefore.

Item 26 . Principal Underwriters.

InCap Securities, Inc., 555 North Lane, Suite 6160, Conshohocken, PA will be the Fund's principal underwriter.

Item 27. Location of Accounts and Records.

InCap Service Company.
555 North Lane, Suite 6160
Conshohocken, PA 19468

Item 28. Management Services.

InCap Service Company.
555 North Lane, Suite 6160
Conshohocken, PA

Item 29 . Undertakings.

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this post effective amendment # 7 to the Company's Registration Statement on Form N-1A meets all of the requirements for immediate effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Norristown, and State of Pennsylvania this 27 th day of September, 2002.

                                        AMIDEX FUNDS, INC.
                                        (Registrant)


                                        /s/ Clifford A. Goldstein
                                        -------------------------
                                        CLIFFORD A. GOLDSTEIN
                                        Its: President & Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name                              Title                       Date
-----                             -----                       ----


/s/ Clifford A. Goldstein         President, Chairman         September 28, 2002
-------------------------         Treasurer
CLIFFORD A GOLDSTEIN

                                  EXHIBIT INDEX

EXHIBIT 23J(1) CONSENT OF INDEPENDENT AUDITORS